Restructuring and Relocation (Notes)	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring and Relocation
RESTRUCTURING AND PLANNED HEADQUARTERS CLOSURE
We announced on January 14, 2015 that all of our operational departments and remaining corporate services will be transitioned from Charlotte, North Carolina to other locations closer to customers and operations. The transition is expected to be completed over a period of twelve to eighteen months from the announcement date.
Total costs associated with the transition are anticipated to be in the range of $25 million to $40 million and are primarily related to: employee severance and relocation; the liability associated with the sub-letting or exit of our corporate headquarters office space in Charlotte; non-cash write-off of leasehold improvements and office equipment of approximately $10 million to $12 million; and the repayment of all $3 million of relocation incentives received in connection with our 2012 move to Charlotte. Severance costs will be expensed over the requisite service periods and paid when employees have completed their required service, and the relocation and other costs will be expensed and paid as incurred. The remaining liability and cost associated with the corporate office in Charlotte including potentially subletting the space, will be determined and recorded as we cease to use the space. The write-off of leasehold improvements and office equipment will be expensed over an accelerated estimated remaining life of 12-18 months. An accrual for the repayment obligation for incentives received from our 2012 relocation to Charlotte was included in our 2014 results as a component of "Transaction costs".
In January and February 2015, a reduction in force affected approximately 300 employees in Latin America. Because most of the related severance expense was included in the severance plan liabilities described in Note 16, additional expense totaled less than $1 million, which was recorded in January and February of 2015. Payments were approximately $5 million.
Restructuring and Relocation
As more fully described in Note 1, in connection with the Merger Agreement, we announced on January 14, 2015 that all of our operational departments and remaining corporate services will be transitioned from Charlotte, North Carolina to other locations closer to customers and operations. The transition is expected to be completed over a period of twelve to eighteen months from the announcement date. Additionally, as described in Note 1, we initiated a reduction in force in Latin America in January and February 2015.
RESTRUCTURING
In August 2012, we announced a restructuring plan to transform the company into a branded commodity operator. The restructuring plan was designed to reduce costs and improve our competitive position by focusing our resources on the banana and salad businesses, reducing investment in non-core products, reducing overhead and manufacturing cost and limiting consumer marketing activities. In connection with this restructuring plan, we eliminated approximately 300 positions worldwide. During 2012, $18 million of restructuring costs were recognized including $11 million of severance and $5 million of impairments primarily related to fixed assets and certain promotional and packaging materials in "Restructuring and relocation costs" in the Consolidated Statements of Income. Restructuring costs also included $2 million of goodwill impairment related to the European healthy snacking business which was ultimately sold (see further discussion below), and was recorded in "Goodwill and trademark impairment" in the Consolidated Statements of Income. The restructuring was substantially complete at December 31, 2012, although cash payments related to the restructuring plan continued through September 2014.
A reconciliation of the accrual for the restructuring activities included in "Accrued liabilities" in the Consolidated Balance Sheet is as follows:

(In thousands)	Severance
December 31, 2011	$—
Severance expense	10,591
Amounts paid	(3,591)
December 31, 2012	$7,000
Severance expense	(33)
Amounts paid	(5,117)
December 31, 2013	$1,850
Amounts paid	(1,850)
December 31, 2014	$—

Consistent with our current strategy of reducing investments in non-core products, we sold one of the European healthy snacking businesses in the second quarter of 2013. The business was sold for €3 million ($4 million) resulting in a gain of $1 million recognized in "Other income (expense), net" in the Consolidated Statements of Income. This business represented approximately $12 million in net sales and an insignificant contribution to operating income on an annual basis.
HEADQUARTERS RELOCATION
In 2011, we committed to relocate our corporate headquarters from Cincinnati, Ohio to Charlotte, North Carolina, affecting approximately 300 positions. Concurrent with the headquarters relocation, we further consolidated approximately 100 additional positions previously spread across the U.S. to improve execution and accelerate decision-making. The relocation was substantially completed in 2012, and we incurred a total of $26 million of expense and $5 million of net capital expenditures related to the relocation through 2013.
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" in the Consolidated Balance Sheet is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total Exit Costs	Other Relocation Costs	Total
December 31, 2011	$5,303	$244	$5,547	$108	$5,655
Amounts expensed	2,527	13,129	15,656	4,048	19,704
Amounts paid	(5,799)	(12,295)	(18,094)	(4,238)	(22,332)
December 31, 2012	$2,031	$1,078	$3,109	$(82)	$3,027
Amounts expensed	(49)	480	431	82	513
Amounts paid	(1,982)	(1,558)	(3,540)	—	(3,540)
December 31, 2013	$—	$—	$—	$—	$—